Supplement dated October 2, 2026
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI)
of the following fund:
Fund	Prospectus, Summary Prospectus and SAI Dated
Columbia Funds Series Trust I
Columbia Multi Strategy Alternatives Fund	10/1/2026
Effective immediately, the following changes are hereby made to the Fund's Prospectus, Summary Prospectus, and Statement of Additional Information (SAI).
The portfolio manager information for AQR Capital Management, LLC (AQR) under the heading "Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: AQR Capital Management, LLC (AQR)
Portfolio Management	Title	Role with Fund	Managed Fund or Sleeve Since
Clifford Asness, Ph.D.	Portfolio Manager, Managing and Founding Principal of AQR	AQR Sleeve Manager	2024
Jordan Brooks, Ph.D.	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
John Huss	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2024
David Kupersmith	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	October 2026
John Liew, Ph.D.	Portfolio Manager and Founding Principal of AQR	AQR Sleeve Manager	2024
The rest of the section remains the same.
The portfolio manager information for AQR under the heading "Primary Service Provider Contracts - Portfolio Managers” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: AQR Capital Management, LLC (AQR)
Portfolio Management	Title	Role with Fund	Managed Fund or Sleeve Since
Clifford Asness, Ph.D.	Portfolio Manager, Managing and Founding Principal of AQR	AQR Sleeve Manager	2024
Jordan Brooks, Ph.D.	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
John Huss	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2024
David Kupersmith	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	October 2026
John Liew, Ph.D.	Portfolio Manager and Founding Principal of AQR	AQR Sleeve Manager	2024
Dr. Asness is the Managing and Founding Principal of AQR. Dr. Asness cofounded AQR in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.
Dr. Brooks is a Principal of AQR. Dr. Brooks joined AQR in 2009 and is Head of the Macro Strategies Group. He earned a B.A. in economics and mathematics from Boston College and an M.A. and a Ph.D., both in economics, from New York University.
Mr. Huss is a Principal of AQR. Mr. Huss rejoined AQR in 2013 and is the Co-Head of Global Stock Selection. He earned an S.B. in mathematics from the Massachusetts Institute of Technology.
Mr. Kupersmith is a Principal of AQR. Mr. Kupersmith rejoined AQR in 2025 and is a senior member of the Macro Strategies team, where he focuses on discretionary macro. Prior to rejoining AQR, he was a Portfolio Manager at ClearAlpha Technologies and a Strategist at Jane Street. He earned a B.A. in history from Amherst College and an M.B.A. from Columbia Business School.
Dr. Liew is a Founding Principal of AQR. Dr. Liew cofounded AQR in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a B.A. in economics, and an M.B.A. and a Ph.D. in finance, each from the University of Chicago.
The rest of the section remains the same.
SUP259_05_016_(10/26)

The information under the subsection "The Investment Manager and Subadvisers – Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for Columbia Multi Strategy Alternatives Fund with respect to AQR is hereby superseded and replaced with the following:
		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending May 31 – Information is as of May 31, 2026, unless otherwise noted
Multi Strategy Alternatives Fund	AQR: Clifford Asness	22 RICs 78 PIVs 18 other accounts	$31.18 billion $41.94 billion $11.76 billion	42 PIVs ($23.21 B) 9 other accounts ($6.25 B)	None	AQR	AQR
	Jordan Brooks	16 RICs 128 PIVs 126 other accounts	$17.72 billion $80.90 billion $105.73 billion	56 PIVs ($34.77 B) 18 other accounts ($13.32 B)	None
	John Huss	31 RICs 124 PIVs 126 other accounts	$33.57 billion $80.87 billion $105.73 billion	1 RIC ($168.63 M) 54 PIVs ($34.74 B) 18 other accounts ($13.32 B)	None
	David Kupersmith(j)	1 RIC 102 PIVs 123 other accounts	$1.22 billion $83.97 billion $118.36 billion	42 PIVs ($32.23 B) 18 other accounts ($13.27 B)	None
	John Liew	14 RICs 78 PIVs 8 other accounts	$12.38 billion $41.56 billion $5.26 billion	42 PIVs ($23.21 B) 3 other accounts ($2.17 B)	None
*
RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**
Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(j)
The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of August 31, 2026.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

SUP259_05_016_(10/26)